UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
☐	Preliminary Proxy Statement
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMCAP Fund
American Balanced Fund
American Funds College Target Date Series
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Fundamental Investors
American Funds Global Balanced Fund
American Funds Global Insight Fund
The American Funds Income Series
American Funds Inflation Linked Bond Fund
American Funds International Vantage Fund
American Funds Mortgage Fund
American Funds Multi-Sector Income Fund
American Funds Portfolio Series
American Funds Retirement Income Portfolio Series
American Funds Short-Term Tax-Exempt Bond Fund
American Funds Strategic Bond Fund
American Funds Target Date Retirement Series
American Funds Tax-Exempt Fund of New York
American Funds Tax-Exempt Series II
American Funds U.S. Government Money Market Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
The Bond Fund of America
Capital Group Central Fund Series
Capital Group Central Fund Series II
Capital Group Completion Fund Series
Capital Group Conservative Equity ETF
Capital Group Core Balanced ETF
Capital Group Core Equity ETF
Capital Group Dividend Growers ETF
Capital Group Dividend Value ETF
Capital Group Fixed Income ETF Trust
Capital Group Global Equity ETF
Capital Group Global Growth Equity ETF
Capital Group Growth ETF
Capital Group International Core Equity ETF

Capital Group International Equity ETF
Capital Group International Focus Equity ETF
Capital Group New Geography Equity ETF
Capital Group Private Client Services Funds
Capital Group U.S. Equity Fund
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
Emerging Markets Equities Fund, Inc.
EUPAC Fund
The Growth Fund of America
The Income Fund of America
Intermediate Bond Fund of America
International Growth and Income Fund
The Investment Company of America
Limited Term Tax-Exempt Bond Fund of America
The New Economy Fund
New Perspective Fund
New World Fund, Inc.
Short-Term Bond Fund of America
SMALLCAP World Fund, Inc.
The Tax-Exempt Bond Fund of America
Washington Mutual Investors Fund
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Broadridge Email

Be the vote that counts

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

[CAPITAL GROUP/AMERICAN FUNDS/AMERICAN FUNDS INSURANCE SERIES]

NOVEMBER 25, 2025 SPECIAL MEETING

Vote Shares by November 24, 2025

Learn Before You Vote

[Link to Proxy Statement]

Ways to Vote

ProxyVote	800.454.8683	Attend the Meeting
Important Information

For holders as of August 28, 2025
Account Number [x]	CUSIP: [x]
Control Number: [x]

VALIC Retirement Services Company Email

Capital Group American Funds

Special Meeting of Shareholders: November 25, 2025

VALIC Retirement Services Company (VRSCO)

Important proxy voting material is ready for your review.

[Link to Voting Page]

Control Number:	[x]	Security Code:	[x]

If more than one control number appears, each must be voted individually for your vote to be counted on all shares.

For Shareholders as of August 28, 2025.

Ways to Vote
Go to Proxy-direct.com	Call 800-337-3503	Vote by November 25, 2025 at 9:00 AM PT

Important Materials

Notice of Meeting and Proxy Statement

How to Vote

You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting.

Questions?

If you have any questions regarding the proposals, or need assistance with voting, you may call Computershare Fund Services, the Fund’s proxy solicitor, toll free at 1- (888) 615-7476.

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

Reminder Letter

Please exercise your right to vote as soon as possible!

Dear Shareholder:

We recently sent you proxy materials concerning important proposals affecting your fund(s), which will be considered at a Special Meeting of Shareholders of the funds on November 25, 2025. This letter was sent because you held shares in the fund(s) on the record date and we have not received your vote.

YOUR FUNDS’ BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Your vote is very important. We encourage you as a shareholder to participate in your fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a fund may not be able to hold its Meeting or the vote on the proposals and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation. Because your vote is critical, our outreach to you will continue until there is sufficient voting.

Please vote using one of the following options:

VOTE WITH A LIVE AGENT
Call 1-888-615-7476 with any questions. Specialists can assist with voting. Available Monday-Friday from 9 a.m. – 11 p.m. and Saturday 12 p.m. – 6 p.m. ET
VOTE ONLINE
Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the on-screen instructions.
VOTE BY TOUCH-TONE TELEPHONE
Call the toll-free number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the recorded instructions.
VOTE BY MAIL
Complete, sign and date the proxy card and then return it in the enclosed postage-paid envelope.

The proxy materials we sent you contain important information regarding the proposals that you and other shareholders are being asked to consider. Please read the materials carefully

View or download the proxy materials: https://www.proxy-direct.com/afs-34634

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.

Call to Action Letter

ACTION NEEDED

Re: Your investment in American Funds

Dear Shareholder:

We have a very important matter pertaining to your investment in one or more American Funds that requires your response. This matter relates to important operating initiatives for the Funds.

It is very important that we speak to you regarding this matter. The call will only take a few moments of your time.

Please contact us toll-free at [x] as soon as possible. At the time of the call, please use the Reference Number listed above.

We are available between 10:00 a.m. and 11:00 p.m. EDT, Monday through Friday and 12:00 p.m. to 6:00 p.m. EDT on Saturday.

Due to the importance of this matter, if we do not hear from you, we will continue to attempt to contact you through additional mailings or phone calls. In order to avoid these additional attempts to contact you, please contact us today.

Thank you